ACQUISITION OF NEUROARM SURGICAL LIMITED	12 Months Ended
Dec. 31, 2011
ACQUISITION OF NEUROARM SURGICAL LIMITED
13.	ACQUISITION OF NEUROARM SURGICAL LIMITED

a)	Overview

On February 4, 2010, the Company announced that it entered into a definitive agreement to acquire 100% issued and outstanding common shares of NeuroArm Surgical Limited (“NASL”), a privately held company based in Calgary, Alberta, and its magnetic resonance-compatible neurosurgical robotics system.

The transaction, accomplished through the issuance of 1.6 million common shares from treasury, included the technology, patents, and associated intellectual property. The value of the common shares was determined based on the closing trading price of the common shares of the Company on The Toronto Stock Exchange as of the closing of the transaction on February 5, 2010. The Company has issued 20% of the common shares, being 320,000 common shares placed into escrow for a period of 24 months for any claims that could be made against NASL.

b)	Consideration and Transaction Costs

Consideration offered to complete the acquisition was 1.6 million common shares of the Company with a value of $9,695 or $6.06 per share. Transaction costs to complete the acquisition included legal and accounting costs of $169, which brought the total purchase price to $9,864.

c)	Net Assets Acquired

The following estimated fair values were assigned to the net assets of NASL as at February 5, 2010:

Cash and cash equivalents	$27
Intangibles	10,147
Total Assets	10,174

Accounts payable and accrued liabilities	310
Total Liabilities	310
Total purchase price	$9,864

Intangibles include the valuation of the patents tied to the intellectual property acquired. The intangibles are amortized over their estimated useful lives, which range between 13-18 years.

The carrying amount of the intangibles is $9,607 as at December 31, 2011 (2010 - $10,305). The associated amortization for the year ended December 31, 2011 was $698 (2010 - $617).